UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nurix Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts!
NURIX THERAPEUTICS, INC.
2021 Annual Meeting
Vote by May 5, 2021
11:59 PM ET
NURIX THERAPEUTICS, INC.
1700 OWENS STREET, SUITE 205
SAN FRANCISCO, CA 94158
D44549-P53174
You invested in NURIX THERAPEUTICS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2021.
Get informed before you vote
View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
V1
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Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 6, 2021 9:00 AM PT
Virtually at: www.virtualshareholdermeeting.com/NRIX2021
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Recommends
Voting Items
1. Election of Directors
Nominees:
01) David Lacey, M.D. 02) Julia P. Gregory
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2021.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If no direction is made, the proxy will be voted “FOR ALL” for Proposal 1 and “FOR” Proposal 2.
For All
For
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D44550-P53174